                                                                     EXHIBIT 3.6

COMMON STOCK                                                COMMON STOCK
  NUMBER                                                       SHARES
CSL_________

                       [CINEMASTAR LUXURY THEATERS LOGO]
INCORPORATED UNDER THE LAWS                             SEE REVERSE FOR CERTAIN
OF THE STATE OF DELAWARE                                DEFINITIONS
                                                        CUSIP 17244C 20 2


THIS CERTIFIES THAT


                                    SPECIMEN

IS THE RECORD HOLDER OF

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK $.01 PAR VALUE, OF
                        CINEMASTAR LUXURY THEATERS, INC.
                              CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SPECIMEN                                                   SPECIMEN
/s/ NORMAN DOWLING                                         /s/ FRANK J. MORENO
SECRETARY                                                  PRESIDENT

                        CINEMASTAR LUXURY THEATERS, INC.
                                 CORPORATE SEAL

                                                   COUNTERSIGNED AND REGISTERED:
                                                   CONTINENTAL STOCK TRANSFER &
                                                          TRUST COMPANY
                                                        (Jersey City, NJ)
                                                   TRANSFER AGENT AND REGISTRAR,


                                                   BY
                                                     ---------------------------
                                                     AUTHORIZED OFFICER

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COMP       -- as tenants in common                           UNIF GIFT MIN ACT -- ...............Custodian................
TEN ENT        -- as tenants by the entireties                                             (Cust)                  (Minor)
JT TEN         -- as joint tenants with right of                                       under Uniform Gifts to Minors
                  survivorship and not as tenants                                      Act ...................................
                  in common                                                                         (State)
COM PROP       -- as community property                          UNIF TRF MIN ACT  -- ...............Custodian(until age.....)
                                                                                            (Cust)
                                                                                      ...............under Uniform Transfers
                                                                                           (Minor)
                                                                                      to Minors Act ..........................
                                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.


     For Value Received, _____________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------------------


                                        ----------------------------------------
                                        THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                              NOTICE: THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature Guaranteed





--------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION. (BANKS STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.